UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 22, 2004

KEY GOLD CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50660	98-0372619

(Commission File Number)	(IRS Employer Identification No.)

1942 Broadway, Suite 504, Boulder, Colorado	80302

(Address of Principal Executive Offices)	(Zip Code)

(303) 323-1927

(Registrant’s Telephone Number, Including Area Code)

174 Bergen Mountain Rd., Evergreen, Colorado 80439

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

 On June 22, 2004, we announced our third quarter objectiives:

  the completion by the relevant governmental authorities in PRC of their approval processes for the acquisition by Liaoning Taixing International Gold Mining Co. of rights to explore for precious and non-precious metals and other mineral resources on specified properties south of the Fengcheng, in Liaoning Province in the People's Republic of China; and
  the compilation of results from the geologic mapping and geochemical sampling and the initiation of a drilling program to define the mineral structures for those properties.

We also announced that we converted $500,000 of third-party debt due in January 2006 into 500,000 shares of its restricted common stock.

A copy of our press release dated June 22, 2004 , is attached to this Current Report on form 8-K as Exhibit 99.5.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.	Description

Exhibit 99.5	Press Release dated June 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY GOLD CORPORATION

(Registrant)

Dated: June 22, 2004	By:	/S/ John Anderson

John Anderson, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.5	Press Release dated June 22, 2004.